EXHIBIT 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, Raymond J. Pacini, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Modiv Inc.; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 25, 2022	/s/ RAYMOND J. PACINI
	Name:	Raymond J. Pacini
	Title:	Executive Vice President, Chief Financial Officer, Secretary and Treasurer
(Principal Financial Officer)